Exhibit 99.1 Corporate Presentation July 2021Exhibit 99.1 Corporate Presentation July 2021

Disclaimer and Forward-Looking Statement Certain statements in this presentation and the accompanying oral commentary are forward-looking statements. These statements relate to future events or the future financial performance of Biomea Fusion, Inc. (the “Company”) and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any projections of financial information or profitability, the initiation, timing and results of pending or future clinical trials, the actions or potential action of the FDA, the status and timing of ongoing research, corporate partnering activities, any statements about historical results that may suggest trends for the Company's business; any statements of the plans, strategies, and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets or market size, or technology developments, and other factors affecting the Company's financial condition or operations. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward- looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this presentation are made only as of the date hereof. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company's expectations. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2Disclaimer and Forward-Looking Statement Certain statements in this presentation and the accompanying oral commentary are forward-looking statements. These statements relate to future events or the future financial performance of Biomea Fusion, Inc. (the “Company”) and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any projections of financial information or profitability, the initiation, timing and results of pending or future clinical trials, the actions or potential action of the FDA, the status and timing of ongoing research, corporate partnering activities, any statements about historical results that may suggest trends for the Company's business; any statements of the plans, strategies, and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets or market size, or technology developments, and other factors affecting the Company's financial condition or operations. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward- looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this presentation are made only as of the date hereof. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company's expectations. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2

Irreversible Drug Discovery & Our Mission is to revolutionize drug development Development Platform in order to create more effective therapies for patients in need. Three Innovative Programs Announced to date Biomea Fusion is a preclinical-stage biopharmaceutical company focused on the discovery and development of irreversible small-molecule drugs to treat patients with Menin Lead Product Candidate genetically defined cancers. Our discovery team is in IND-enabling Studies engaged in all phases of development, including target selection, small molecule design, and preclinical and clinical studies to develop innovative medicines. Liquid & Solid Tumor Targets 3Irreversible Drug Discovery & Our Mission is to revolutionize drug development Development Platform in order to create more effective therapies for patients in need. Three Innovative Programs Announced to date Biomea Fusion is a preclinical-stage biopharmaceutical company focused on the discovery and development of irreversible small-molecule drugs to treat patients with Menin Lead Product Candidate genetically defined cancers. Our discovery team is in IND-enabling Studies engaged in all phases of development, including target selection, small molecule design, and preclinical and clinical studies to develop innovative medicines. Liquid & Solid Tumor Targets 3

# Biomea Fusion History

## A Discovery Platform in Development since 2017

**2017**

Biomea and A2A form Biomea Fusion to develop reversible menin Program

**2018**

Biomea becomes a JLABS, South San Francisco resident

Johnson & Johnson INNOVATION | JLABS

Biomea builds out its proprietary ***irreversible*** binding technology

**2019**

Lead candidates selected for menin MLL-Fusion and menin dependent cancers

**2020**

Biomea receives Series A Syndicate financing of $56M to support the development of Biomea's portfolio of irreversible inhibitors

**2021**

Initial Public Offering (NASDAQ: BMEA)
Raises $158 M at $17/share
*JPMorgan, Jeffries, Piper Sandler*

4

# Biomea's Team

## Diverse team with significant drug development experience



**Thomas Butler**
Chairman & CEO

15 years in Life Science
Pharmacyclics
Gilead Sciences
UCLA – MBA Finance
UCSB, MS – Chemistry



**Ramses Erdtmann**
President & COO

13 years in Life Science
Pharmacyclics
Oxygen Investments
Commerzbank
University of Münster, Master's in Banking & Corp Finance



**Franco Valle**
Chief Financial Officer

15 years in Life Science
Eidos Therapeutics
Iovance Biotherapeutics
Pharmacyclics
CallidusCloud
PricewaterhouseCoopers
San Jose State University, BS Corporate Finance



**Naomi Cretcher**
Chief of People

15 years in Life Science
Pharmacyclics
Genentech
UC Irvine, BA Comm
SF State University, Comm



**Heow Tan**
Chief Technical & Quality Officer

22 years in Life Science
Pharmacyclics
Collegium Pharmaceutical
Praecis Pharmaceuticals
Ohio State University
Santa Clara University
Leavey School of Business, MBA – Finance & Management



**Alex Cacovean MD**
Exec. Medical Director

15 years in Life Science
Iovance Inc.
Pharmacyclics
PPD Inc.
Henry Ford Hospital
University of Medicine and Pharmacy "Iuliu Hatieganu" Cluj-Napoca, Romania, M.D.



**Thorsten Kirschberg**
EVP of Chemistry

25 years in Life Science
Terns Pharmaceuticals
Gilead Sciences
Cell Gate
Golden Gate University, MBA
University of Münster, Ph.D., Chemistry



**Taisei Kinoshita**
VP of Biology

20 years in Life Science
Pharmacyclics
Rigel Pharmaceuticals
University of Tokyo, Ph.D. Biology

5

biomea FUSION

# Biomea FUSION™ System Discovery Platform

***We leverage our FUSION™ System to discover and develop novel irreversible inhibitors against targets essential for cancer***

Our FUSION™ System Discovery Platform encompasses the following:

- ***Target selection***: Expertise in structural biology and irreversible binding chemistry.
- ***Scaffold creation:*** Computational approach to exploit unique structural elements of target proteins and create novel scaffolds.
- ***Molecule optimization:*** Proprietary suite of computational technologies, assays, analytical approaches, chemistry to maximize selectivity, potency, safety and convenience of our oral irreversible small molecule product candidates.


Scaffold 1
Scaffold 2
Scaffold 3
Asn
Gly
Met
Trp
Scaffold 3
Computational Chemistry

6

biomea FUSION

# Irreversible Drugs offer several potentially significant Advantages

## High Selectivity

- Irreversible drugs leverage both non-covalent and covalent interactions to drive selectivity.
- Offers greater potential selectivity versus reversible compounds, which rely on non-covalent bonding alone.
- High selectivity provides potential to reduce non-specific, off-target interactions that often lead to safety and tolerability challenges.

## Deep Target-Inactivation

- Irreversible inhibitors can cause permanent inactivation of bound protein.
- Irreversible binding may result in the target elimination through normal cellular degradation processes.
- Target inactivation can trigger rapid apoptosis or differentiation into a normal, mature cell.

## Greater Therapeutic Window

- Irreversible drugs are designed to maintain their effect in the absence of sustained drug exposure, unlike conventional reversible drugs, which typically need to be present to provide benefit.
- Uncoupling of drug effects from drug exposure can potentially enable lower drug dosing and less frequent dosing regimens versus reversible approaches.

7

biomea FUSION

Irreversible Drugs are designed to uncouple Drug-Effects from Drug-Exposure • The chart shows Ibrutinib, an approved, irreversible PK/PD – Current Commercial Drug BTK inhibitor. • Irreversible drugs can be designed to achieve nearly complete occupancy in short time, and occupancy is intended to be sustainable over 24 hours. • Irreversible drugs are also designed to be cleared rapidly to minimize off target toxicity. • Irreversible binding potentially offers: - Optimal Effect (Pharmacodynamics (PD)) / Exposure (Pharmacokinetics (PK)) - Maximum Target Engagement - Better Selectivity (Lower Molecular Weight) - Better Drug-Like Properties (Lower Molecular Weight) 8 (ng/ml)Irreversible Drugs are designed to uncouple Drug-Effects from Drug-Exposure • The chart shows Ibrutinib, an approved, irreversible PK/PD – Current Commercial Drug BTK inhibitor. • Irreversible drugs can be designed to achieve nearly complete occupancy in short time, and occupancy is intended to be sustainable over 24 hours. • Irreversible drugs are also designed to be cleared rapidly to minimize off target toxicity. • Irreversible binding potentially offers: - Optimal Effect (Pharmacodynamics (PD)) / Exposure (Pharmacokinetics (PK)) - Maximum Target Engagement - Better Selectivity (Lower Molecular Weight) - Better Drug-Like Properties (Lower Molecular Weight) 8 (ng/ml)

Biomea Irreversible Drugs have a long History in Medicine Aspirin was the first irreversible drug, discovered in 1899, and is to date the most used medicine in the world Aspirin Sofosbuvir (Sovaldi) Ibrutinib (Imbruvica) Penicillin Tenofovir (Viread) Osimertinib (Tagrisso) 9Biomea Irreversible Drugs have a long History in Medicine Aspirin was the first irreversible drug, discovered in 1899, and is to date the most used medicine in the world Aspirin Sofosbuvir (Sovaldi) Ibrutinib (Imbruvica) Penicillin Tenofovir (Viread) Osimertinib (Tagrisso) 9

High Barriers to Entry to develop Irreversible Drugs Complexity Safety and Toxicity The discovery and development of irreversible drugs has been While the irreversible binding modality can provide a high degree limited by: of selectivity, potential risks have presented barriers: • Need for specialized understanding of proteome structural • Irreversible molecules with promiscuous binding profiles can knowledge and medicinal chemistry capabilities, including the pose risk of significant off-target interactions and safety ability to construct complex novel chemical scaffolds. concerns. • Limited knowledge and availability of targets as not all • Drug developers, without the experience and specific disease causing proteins have the properties necessary for capabilities required to develop irreversible binders, have the application of irreversible binding. historically not pursued irreversible drugs. 10High Barriers to Entry to develop Irreversible Drugs Complexity Safety and Toxicity The discovery and development of irreversible drugs has been While the irreversible binding modality can provide a high degree limited by: of selectivity, potential risks have presented barriers: • Need for specialized understanding of proteome structural • Irreversible molecules with promiscuous binding profiles can knowledge and medicinal chemistry capabilities, including the pose risk of significant off-target interactions and safety ability to construct complex novel chemical scaffolds. concerns. • Limited knowledge and availability of targets as not all • Drug developers, without the experience and specific disease causing proteins have the properties necessary for capabilities required to develop irreversible binders, have the application of irreversible binding. historically not pursued irreversible drugs. 10

# Biomea's Pipeline of Irreversible Proprietary Assets

We are building a platform of irreversible inhibitors in multiple tumor types

| | Program | DISCOVERY | IND-ENABLING | PHASE 1 | PHASE 2 | PHASE 3 | KEY ANTICIPATED MILESTONES |
|---|---|---|---|---|---|---|---|
| DEVELOPMENT | **BMF-219**<br>Irreversible Menin Inhibitor | *menin dependent cancers* | | | | | File IND in the second half of 2021 |
| DISCOVERY | **Target: UNDISCLOSED**<br>Therapeutic Area: Oncology | | | | | | Declare candidate in the first half of 2022 |
| DISCOVERY | **Target: UNDISCLOSED**<br>Therapeutic Area: Oncology | | | | | | |

11

# Menin – a Protein important to transcriptional Regulation

Menin impacts major processes such as cell cycle control, apoptosis, and DNA damage repair

## Liquid Tumor Role


A
Menin
MLL
fusion
ON
HOX
Leukemia
B
MEN1 inhibitor
Menin
MLL
fusion
OFF
HOX
Leukemia
Differentiation
Cell Death

Modified after Uckelmann (Scott Armstrong Lab) , ASH 2018, Abstract # 546

## Solid Tumor Role


MLL1-fusion
menin
• Leukemia with MLL translocations
MLL1
menin
• Liver cancer
• Glioblastoma
• Chemosensitization via suppression of MDR1
MENIN
nuclear receptors
MLL1/MLL2
menin
• ER positive breast cancer
MLL2
menin
• Pancreatic cancer
• Breast cancer
• Colon cancer

Source: Cierpicki & Grambacka, Future Med. Chem. (2014)

12

biomea FUSION

# Menin-MLL Interaction

Schematic of key proteins and their interactions in the regulation of gene transcription

- Inhibition of the menin-MLL interaction leads to reduction in *MEN1* transcription, resulting in down regulation of *MEIS1*, *HOXA9* and *DMNT3A*, and differentiation of leukemic cells into myeloid cells.

- BMF-219, is intended to irreversibly inhibit the interaction between menin and wild type MLL and MLL fusions.



KMT2A
MOF
Biomea
WDR5
Menin
LEDGF
H3K4me
Ac
Transcriptional upregulation of leukemic drivers: HOX genes, MEIS1, EZH2,...
LEDGF
Menin
H3K79me
Biomea
KMT2A (MLL) fusion
DOT1L
CBX8
P-TEFb
BRD4
TIP60
CDK9

Modified after Rao & Dou (2015). Hijacked in cancer: the KMT2 (MLL) family of methyltransferases. Nat.Rev.Cancer. 15: 334-346

13

biomea FUSION

BMF-219 has demonstrated rapid Reduction in Menin dependent Gene Expression = Target Engagement • Molecular responses following MEN1 MEIS1 HOXA9 DNMT3A * TPM treatment with BMF-219 in 8 0.8 80 0.20 MOLM-13 cells (an acute myeloid leukemia cell line with a 6 0.6 60 0.15 KMT2A-MLLT3 fusion). 6h 4 0.4 40 0.10 • A reversible inhibitor (BMF-05) showed minimal impact on 2 0.2 20 0.05 signature genes at these time points as measured in Transcripts 0 0.0 0 0.00 per Million (TPM), consistent 8 0.6 50 0.3 with published findings. 40 6 0.4 0.2 24h • Our irreversible inhibitor BMF- 30 4 219 caused rapid and notable 20 effect, showing up to 80% 0.2 0.1 2 reduction in readout genes by 6 10 hours and approximately 95% 0 0.0 0 0.0 reduction at 24 hours. DMSO BMF-05 BMF-219 DMSO BMF-05 BMF-219 DMSO BMF-05 BMF-219 DMSO BMF-05 BMF-219 *TPM (Transcripts per Million, a measure of gene expression) 14BMF-219 has demonstrated rapid Reduction in Menin dependent Gene Expression = Target Engagement • Molecular responses following MEN1 MEIS1 HOXA9 DNMT3A * TPM treatment with BMF-219 in 8 0.8 80 0.20 MOLM-13 cells (an acute myeloid leukemia cell line with a 6 0.6 60 0.15 KMT2A-MLLT3 fusion). 6h 4 0.4 40 0.10 • A reversible inhibitor (BMF-05) showed minimal impact on 2 0.2 20 0.05 signature genes at these time points as measured in Transcripts 0 0.0 0 0.00 per Million (TPM), consistent 8 0.6 50 0.3 with published findings. 40 6 0.4 0.2 24h • Our irreversible inhibitor BMF- 30 4 219 caused rapid and notable 20 effect, showing up to 80% 0.2 0.1 2 reduction in readout genes by 6 10 hours and approximately 95% 0 0.0 0 0.0 reduction at 24 hours. DMSO BMF-05 BMF-219 DMSO BMF-05 BMF-219 DMSO BMF-05 BMF-219 DMSO BMF-05 BMF-219 *TPM (Transcripts per Million, a measure of gene expression) 14

# BMF-219 has demonstrated Dose Dependent Cell Differentiation



TPM
irreversible
reversible @10μM
reversible
0.3
0.2
0.1
0.0
Transcripts per Million (TPM)
BMF-219 1uM
BMF-219 500nM
BMF-05 10uM
BMF-13 10uM
BMF-05 1uM
BMF-214 500nM
BMF-13 1uM
BMF-214 1uM
DMSO

*24 hours following administration

- Dose dependent elevation of myeloid differentiation marker (ITGAM) at 24 hours after administration of BMF-219 demonstrated target engagement in MOLM-13 cells.
- Comparable exposures of reversible menin inhibitors (BMF-05, BMF-13, BMF214) reflected no change from vehicle controls.
- Reversible inhibitors were able to upregulate ITGAM at 10-fold increase in exposure. This supports:
  - Hypothesis for the role of menin in cancer cell proliferation and
  - Highlights potential need for high clinical exposures for reversible inhibitors in order to achieve sufficient menin suppression to affect the disease.

15

biomea FUSION

BMF-219 has demonstrated superior, rapid and durable Responses in Leukemia Cell Lines MV4;11 MOLM-13 NPM1 mutant 1200000 5000000 4000000 BMF-05 MI-503 1000000 BMF-219 DMSO 4000000 3000000 800000 3000000 600000 2000000 2000000 400000 1000000 1000000 200000 0 0 0 T4 T7 T11 T14 T4 T7 T11 T14 T4 T7 T11 T14 • BMF-219 demonstrated rapid shut down of metabolic activity, sustained over the 14-day study duration. • BMF-219 responses were superior to tested reversible menin inhibitors (BMF-05, MI-503) with respect to both onset and durability of metabolic suppression. 16 Relative Fluorescent UnitsBMF-219 has demonstrated superior, rapid and durable Responses in Leukemia Cell Lines MV4;11 MOLM-13 NPM1 mutant 1200000 5000000 4000000 BMF-05 MI-503 1000000 BMF-219 DMSO 4000000 3000000 800000 3000000 600000 2000000 2000000 400000 1000000 1000000 200000 0 0 0 T4 T7 T11 T14 T4 T7 T11 T14 T4 T7 T11 T14 • BMF-219 demonstrated rapid shut down of metabolic activity, sustained over the 14-day study duration. • BMF-219 responses were superior to tested reversible menin inhibitors (BMF-05, MI-503) with respect to both onset and durability of metabolic suppression. 16 Relative Fluorescent Units

# BMF-219 Impaired Cell Survival in Multiple Myeloma and Pancreatic Cancer Models



Multiple Myeloma Cell Viability
(KMS-20 cells, 0.560µM dose)
BMF-5
BMF-219
DMSO
Surviving Cells
(relative fluorescence)
100000
80000
60000
40000
20000
0
Day 4
Day 7
Day 11
Day 14



KRAS Pancreatic Cancer Viability
(MIA-PaCa--2 cells, 0.560µM)
BMF-219
MI-503
BMF-05
DMSO
Surviving Cells
(relative fluorescence)
4000000
3000000
2000000
1000000
0
Day 4
Day 7
Day 11

- Impairment of survival in multiple myeloma model (KMS-20 cell line, 0.56µM doses) by irreversible menin inhibitor BMF-219 versus a reversible inhibitor (BMF-05).

- Impairment of survival in G12C KRAS mutation driven pancreatic cancer line (MIA-PaCa-2, 0.56µM doses) shows the effects of irreversible menin inhibitor BMF-219 versus a reversible inhibitor (BMF-05) at far lower dose levels.

17

biomea FUSION

# BMF-219 Inhibited Cell Survival in Multiple Cancer Cell Lines

- Responses to BMF-219 were screened across a range of cancer cell lines.
- Potent growth inhibition was observed across a range of cancer models including liquid and solid tumors.

| | Cell Line/Tumor Type | IC50 (µM) |
|---|---|---|
| **Fusion** | MOLM-13/AML | 0.05 |
| | MV4;11/ALL-AML | 0.07 |
| **NPM1 Mutation** | OCI-AML3/AML | 0.14 |
| **KRAS** | MIA-PaCa-2/Pancreatic | 0.23 |
| | NCI-H23/Lung | 0.26 |
| **Menin Dependent** | KMS-20/Plasma Cell Myeloma | 0.26 |
| | VCaP/Prostate Adenocarcinoma (met) | 0.29 |
| | OE-33/Barrett Esophageal Adenocarcinoma | 0.30 |
| | KG-1/AML | 0.33 |
| | HC1187/Ductal Breast Carcinoma (TNBC) | 0.46 |
| **KRAS** | Panc 10.05/Pancreatic | 0.49 |
| | NCIH23/NSCLC | 0.49 |
| **Menin Dependent** | BT-474/invasive ductal carcinoma NOS | 0.52 |
| **KRAS** | SK-LU-1/Lung | 0.59 |

18

biomea FUSION

# BMF-219 Inhibited Patient derived AML cells at very low Exposures vs Reversible Inhibitors



Growth Inhibition
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Patient 320: NPM1 AML, Treatment Naive
Patient 340: NPM1 AML, Treatment Naive
Patient 350: MLD AML, Relapsed Refractory
Patient 400: MLL-r AML, Treatment Naive
1µM exposure
BMF-219
BMF-T2
BMF-5
BMF-13
MI-503
irreversible
reversible



Patient 320: NPM1 AML, Treatment Naive
Patient 340: NPM1 AML, Treatment Naive
Patient 350: MLD AML, Relapsed Refractory
Patient 400: MLL-r AML, Treatment Naive
Growth Inhibition
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
10 µM exposure
BMF-05
BMF-13
MI-503
reversible

- Irreversible inhibition leads to dramatic growth inhibition at 1µM exposure while tested reversible inhibitors showed limited effect.
- At six days, reversible menin inhibitors show similar inhibition of growth at drug exposures 10-fold greater than their respective IC90 values (10µM).
- Findings support relevance of the mechanism in disease and our hypothesis that an irreversible inhibitor could potentially provide greater therapeutic benefit at lower exposure-levels versus reversible inhibitors.

19

biomea FUSION

# Selectivity Profiling of BMF-219 in multiple Safety Models

## Kinase screening

- In-house analysis of menin revealed limited structural similarity between targeted binding pocket and tyrosine kinases with known involvement in hematological cancers.
- 169 kinases screened; only two wild type kinases showed greater than 50% inhibition upon treatment with BMF-219.

## Glutathione reactivity

| Drug | Mean half-life (min) |
|---|---|
| Omeprazole | 123.3 |
| Neratinib | 197.7 |
| Ibrutinib | >360 |
| BMF-213 | 322.3 |
| BMF-214 | >360 |
| BMF-219 | >360 |

- Drugs with limited non-specific interactions have long half-lives as the drug does not get consumed in a reaction with wildly-used glutathione (GSH).
- BMF-219 showed negligible interaction with the strong nucleophile GSH and showed less reactivity than the approved irreversible drugs omeprazole and neratinib.

## Oncopanel screening

- Minimal impact of BMF-219 treatment on cell metabolism in leukemia and lymphoma cell lines that have wild type MLL, but no menin-linked mechanism for disease.
- Findings are consistent with external studies, showing that menin-MLL interaction is not generally cell-essential and only critical to survival in those cells that contain aberrant biology.


Metabolic Activity in %
BMF-219
Vehicle
100
80
60
40
20
0
BC-1
BCP-1
BV-173
K562
U937

## Safety screen

- BMF-219 was also profiled on the SafetyScreen44 panel (CEREP/Eurofins Discovery), an in vitro panel of 44 common selected targets to identify significant off-target interactions.
- Findings showed no meaningful impact (greater than 50% activation or inhibition) of BMF-219 across these key safety assays

20
biomea FUSION

# Estimated Target Population for Irreversible Menin Inhibitor BMF-219


Leukemia
NPM-1 Leukemias
Fusion Leukemias
Pediatric Fusion Leukemias

**LIQUID TUMORS**

| Liquid Tumors | |
|---|---|
| Disease | Est. US Patient Population (Annual Incidence) |
| AML/ALL (MLL-R) | 2,500 |
| AML/ALL (NPM1) | 7,000 |
| DLBCL* | 18,000 |
| MM* | 32,000 |

| Solid Tumors | |
|---|---|
| Disease | Est. US Patient Population (Annual Incidence) |
| EWS | 1,000 |
| KRAS-Lung | 34,000 |
| KRAS-Pancreatic | 26,000 |
| KRAS-CRC | 17,000 |


Lung Cancer
Pancreatic Cancer
Breast Cancer
Sarcomas

**SOLID TUMORS**

* Investigation ongoing to further define menin dependent subset

**Patient Numbers see:**
AML/ALL/DLBCL/MM/Lung/Pancreatic/Colorectal: https://seer.cancer.gov
EWS: pubmed.ncbi.nlm.nih.gov/18525458/

**Mutation Status see:**
AML/ALL MLL-R & NPM1 www.ncbi.nlm.nih.gov/pmc/articles/PMC5299633/ and www.ncbi.nlm.nih.gov/pmc/articles/PMC3069851
KRAS NSCLC G12C&D https://err.ersjournals.com/content/25/139/71#
KRAS PDAC G12C&D www.cell.com/trends/biochemical-sciences/pdf/S0968-0004(13)00203-X.pdf
KRAS CRC G12C&D www.ncbi.nlm.nih.gov/pmc/articles/PMC6945179/#!po=15.9091

21

biomea FUSION

# Menin Pathway Validation – Type II Diabetes

- Menin (MEN1) controls differentiation of pancreatic stem cells into adult, glucose-responsive Beta Cells
- Expression of MEN1 and MEN1 target genes (p27) is significantly decreased with increasing Concentrations of Glucose
- Glucose induces islet Beta-cell growth while inhibiting MENIN expression both at the Transcription and Translational Level
- MENIN expression also controls Beta Cell Growth and Insulin Levels in pregnant Mice and promotes Gestational Diabetes


D
human fetal pancreatic progenitor cell
HIP
HIP
?
LY294002
PI3K
Akt
P
P
FoxO1-P
P
Cytoplasm
Nucleus
FoxO1
Menin
H3K9m3
Pdx-1
MafA
Nkx6.1
Differentiation

Source: Jiang et al., Diabetes (2018)


H
Relative serum insulin
2.5
2.0
1.5
1.0
0.5
0
**
Control
βMen1
Non-Preg
I
β-cell mass (mg)
4.0
3.0
2.0
1.0
0
*
Control
βMen1
Non-Preg
J
%BrdU+ insulin+ cells/ total insulin+cells
4.0
3.0
2.0
1.0
0
*
Control
βMen1
Non-Preg

[1]Department of Developmental Biology, Stanford University, Stanford, CA 94305, USA. [2]Department of Pathology, Stanford University, Stanford, CA 94305, USA. [3]Department of Medicine (Oncology Division), Stanford University, Stanford, CA 94305, USA.

22

biomea FUSION

Biomea Fusion Intellectual Property We believe our Patent Portfolio with novel irreversible Scaffolds is strong and growing We have a strong Intellectual Property Portfolio (IP) which is growing every month. Our IP consists of several pending US and ex-US patent applications and several trademarks related to our scientific assets. Our patents cover composition of matter, pharmaceutical composition, and methods of treatment for our reversible and irreversible menin inhibitors. If issued, we expect our patents to expire between December 2039 to December 2041 (excluding possible patent term extensions which can vary in time and are not guaranteed). 23Biomea Fusion Intellectual Property We believe our Patent Portfolio with novel irreversible Scaffolds is strong and growing We have a strong Intellectual Property Portfolio (IP) which is growing every month. Our IP consists of several pending US and ex-US patent applications and several trademarks related to our scientific assets. Our patents cover composition of matter, pharmaceutical composition, and methods of treatment for our reversible and irreversible menin inhibitors. If issued, we expect our patents to expire between December 2039 to December 2041 (excluding possible patent term extensions which can vary in time and are not guaranteed). 23

# Corporate Milestones

Developing BMF-219 for multiple indications and building out a platform of irreversible inhibitors

**2021 and beyond**

- ✓ 15 April 2021, IPO. Sale of 9.823 M shares at $17 per share, raising after fees $153M with a total share count of 29.5M. Total Cash at the end of Q1 was $57.5M, together with the funds raised during the IPO, Biomea had a cash balance of about $210M.
- ✓ Completion of IND-enabling studies with irreversibly bound menin inhibitor BMF-219.
- File IND in 2nd Half of 2021.
- Pre-clinical data in DLBCL with BMF 219 in Q1 2022.
- Pathway validation of menin in Type II diabetes in Q1 2022.
- Initiation of first in human trial with BMF-219 expected to produce clinical data for a variety of tumor types in Phase I / II Basket-Study.
- Advancement of irreversible platform to generate one additional IND candidate in 1H of 2022.

24

biomea FUSION

Thank You 25Thank You 25